EXHIBIT 99.1

Home BancShares, Inc. Announces 32.1% Increase in Third Quarter Earnings

CONWAY, Ark., Oct. 21, 2010 (GLOBE NEWSWIRE) -- Home BancShares, Inc. (Nasdaq:HOMB), parent company of Centennial Bank, today announced third quarter earnings of $9.6 million, or $0.31 diluted earnings per common share, compared to $7.2 million, or $0.29 diluted earnings per common share for the same quarter in 2009. This represents a $2.3 million, or 32.1% increase in the 2010 earnings over 2009. Additionally, the $9.6 million base earnings (net income excluding gain on acquisitions) for the third quarter of 2010 were the best base earnings in the Company's history.

Because acquisitions are a growth and a capital management strategy, cash earnings (net income excluding amortization of intangibles after-tax) are useful in evaluating the Company. Cash diluted earnings per share for the third quarter of 2010 was $0.33, compared to $0.30 for the same period in 2009.

"We are pleased with the exceptional results for the quarter just ended," said John Allison, Chairman. "The FDIC acquisitions of Coastal Community Bank, Bayside Savings Bank and Wakulla Bank are strong opportunistic acquisitions for our Company allowing us to expand our footprint into the Florida Panhandle. We continue to uphold our status as a 'well-capitalized' financial institution positioned to take advantage of FDIC deals as they become reasonably opportunistic."

"Our Company has continued to pick up momentum during the third quarter of 2010. We've had another solid quarter with a record quarterly net interest income, a sub 50 core efficiency ratio, and an improving net interest margin," said Randy Sims, Chief Executive Officer. "To see our Company attain three additional FDIC acquisition opportunities since our last earnings release was tremendous. We are proud to welcome these banks into the Centennial Bank family."

Operating Highlights

Net interest income for the third quarter of 2010 was a quarterly record for the Company, increasing 27.4% to $30.2 million compared to $23.7 million for the third quarter of 2009. Net interest margin, on a fully taxable equivalent basis, was 4.35% in the quarter just ended compared to 4.26% in the third quarter of 2009, an increase of 9 basis points. The Company's ability to improve pricing on our deposits and minimize the decline of interest rates on earning assets allowed the Company to improve net interest margin.

The Company reported $8.3 million of non-interest income for the third quarter of 2010, an increase of 9.8% compared to $7.6 million for the third quarter of 2009. The most significant components of the third quarter non-interest income were $3.6 million from service charges on deposits accounts, $1.8 million from other service charges and fees, $1.9 million of accretion on the FDIC indemnification asset, $760,000 from mortgage lending income and $330,000 increase in cash value of life insurance offset by a loss on sale of OREO of $1.1 million.

Non-interest expense for the third quarter of 2010 was $21.3 million compared to $17.0 million for the third quarter of 2009. Our core efficiency ratio improved 4.2 points to 47.2% for the third quarter of 2010 from the 51.4% reported in the third quarter of 2009.  This improvement is associated with the on-going implementation of the efficiency study and the charter consolidation last year.

Financial Condition

Total non-covered loans were $1.96 billion at September 30, 2010 compared to $1.95 billion at December 31, 2009.  Total deposits were $2.56 billion at September 30, 2010 compared to $1.84 billion at December 31, 2009. Total assets were $3.39 billion at September 30, 2010 compared to $2.68 billion at December 31, 2009.

Non-performing non-covered loans were $41.6 million as of September 30, 2010, of which $29.3 million were located in Florida. Non-performing non-covered loans as a percent of total non-covered loans were 2.13% as of September 30, 2010 compared to 2.05% as of December 31, 2009. Non-performing non-covered assets were $54.4 million as of September 30, 2010, of which $36.6 million were located in Florida. Non-performing non-covered assets as a percent of total non-covered assets were 1.95% as of September 30, 2010 compared to the 2.12% reported for December 31, 2009.

The Company's allowance for loan losses was $43.8 million at September 30, 2010, or 2.24% of total non-covered loans, compared to $43.0 million, or 2.20% of total non-covered loans, at December 31, 2009. As of September 30, 2010, the Company's allowance for loan losses equaled 105% of its total non-performing non-covered loans compared to 108% as of December 31, 2009.

Stockholders' equity was $498.5 million at September 30, 2010 compared to $465.0 million at December 31, 2009, an increase of $33.5 million. Book value per common share was $15.79 at September 30, 2010 compared to $14.71 at December 31, 2009.

New Branches

During 2010, Centennial Bank entered into five loss sharing agreements with the FDIC. Through these five transactions, the Company has added a total of thirty-one branch locations in Florida. These branch locations include one in the Florida Keys, six in the Greater Orlando MSA, and twenty-four in the Florida Panhandle, which contains seven locations in the Panama City MSA and nine locations in the Tallahassee MSA. The Company is currently evaluating the branch locations acquired from the FDIC. Although the Company plans to keep most of these branches, presently no final determination for any potential branch closures has been made. Presently, the Company is evaluating additional opportunities but has no firm commitments for any additional de novo branch locations.

Conference Call

Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 ET) on Thursday, October 21, 2010. Interested parties can listen to this call by calling 1-877-317-6789 and asking for the Home BancShares conference call. A replay of the call will be available by calling 1-877-344-7529, Passcode: 444481, which will be available until October 29, 2010 at 4:00 p.m. CT (5:00 ET). Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com under "Investor Relations" for 12 months.

General

This release contains forward-looking statements regarding the Company's plans, expectations, goals and outlook for the future. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Home BancShares, Inc.'s financial results are included in its Form 10-K, filed with the Securities and Exchange Commission in March 2010.

Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Our wholly-owned subsidiary Centennial Bank provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has locations in central Arkansas, north central Arkansas, southern Arkansas, the Florida Keys, southwestern Florida, central Florida, and the Florida Panhandle. The Company's common stock is traded through the NASDAQ Global Select Market under the symbol "HOMB."

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,
(In thousands)	2010	2010	2010	2009	2009

ASSETS

Cash and due from banks	$ 39,894	$ 34,912	$ 36,237	$ 39,970	$ 39,036
Interest-bearing deposits with other banks	168,173	153,302	156,772	133,520	84,921
Cash and cash equivalents	208,067	188,214	193,009	173,490	123,957
Federal funds sold	800	8,665	11,207	11,760	660
Investment securities - available for sale	380,717	346,621	362,710	322,115	315,269
Loans receivable not covered by loss share	1,955,263	1,965,489	1,959,666	1,950,285	1,971,039
Loans receivable covered by FDIC loss share	408,239	218,283	225,885	--	--
Allowance for loan losses	(43,784)	(43,614)	(42,845)	(42,968)	(41,210)
Loans receivable, net	2,319,718	2,140,158	2,142,706	1,907,317	1,929,829
Bank premises and equipment, net	74,860	75,314	69,997	70,810	70,991
Foreclosed assets held for sale not covered by loss share	12,695	11,638	17,610	16,484	19,111
Foreclosed assets held for sale covered by FDIC loss share	18,563	7,420	8,672	--	--
FDIC indemnification asset	176,844	83,262	85,818	--	--
Cash value of life insurance	51,694	51,366	51,019	52,176	51,742
Accrued interest receivable	15,269	13,071	14,854	13,137	12,815
Deferred tax asset, net	15,138	9,652	11,035	14,777	13,423
Goodwill	59,663	53,039	53,039	53,039	53,039
Core deposit and other intangibles	8,402	6,406	6,989	4,698	5,160
Mortgage servicing rights	--	--	872	1,090	1,308
Other assets	51,765	44,063	47,169	43,972	34,432
Total assets	$ 3,394,195	$ 3,038,889	$ 3,076,706	$ 2,684,865	$ 2,631,736

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Deposits:
Demand and non-interest-bearing	$ 368,822	$ 337,073	$ 354,663	$ 302,228	$ 295,755
Savings and interest-bearing transaction accounts	926,746	833,912	863,988	714,744	660,533
Time deposits	1,268,868	1,015,507	1,002,437	818,451	823,997
Total deposits	2,564,436	2,186,492	2,221,088	1,835,423	1,780,285
Federal funds purchased	--	--	--	--	--
Securities sold under agreements to repurchase	73,015	62,869	55,403	62,000	63,264
FHLB borrowed funds	187,393	232,416	254,548	264,360	282,550
Accrued interest payable and other liabilities	26,552	22,558	21,360	10,625	11,594
Subordinated debentures	44,331	47,439	47,462	47,484	47,507
Total liabilities	2,895,727	2,551,774	2,599,861	2,219,892	2,185,200

Stockholders' equity
Preferred stock	49,411	49,366	49,320	49,275	49,230
Common stock	284	283	257	257	249
Capital surplus	432,668	431,343	363,870	363,519	349,429
Retained earnings	9,934	2,580	62,414	51,746	46,074
Accumulated other comprehensive gain (loss)	6,171	3,543	984	176	1,554
Total stockholders' equity	498,468	487,115	476,845	464,973	446,536
Total liabilities and stockholders' equity	$ 3,394,195	$ 3,038,889	$ 3,076,706	$ 2,684,865	$ 2,631,736

RATIOS
Total loans to total deposits	92.16%	99.88%	98.40%	106.26%	110.71%
Common equity to assets	13.2%	14.4%	13.9%	15.5%	15.1%
Tangible common equity to tangible assets	11.5%	12.7%	12.2%	13.6%	13.2%
Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Year Ended
	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Sep. 30,	Sep. 30,
(In thousands)	2010	2010	2010	2009	2009	2010	2009

Interest income
Loans	$ 35,673	$ 33,136	$ 29,866	$ 29,625	$ 30,056	$ 98,675	$ 88,583
Investment securities
Taxable	1,802	1,935	1,627	1,646	1,768	5,364	6,673
Tax-exempt	1,492	1,500	1,479	1,491	1,463	4,471	4,104
Deposits - other banks	92	81	85	89	7	258	27
Federal funds sold	3	5	5	3	1	13	12

Total interest income	39,062	36,657	33,062	32,854	33,295	108,781	99,399

Interest expense
Interest on deposits	6,319	5,872	5,295	5,704	6,489	17,486	21,738
Federal funds purchased	--	--	--	--	2	--	6
FHLB borrowed funds	1,854	2,082	2,177	2,338	2,379	6,113	7,128
Securities sold under						--
agreements to repurchase	137	118	94	116	126	349	361
Subordinated debentures	599	600	597	594	623	1,796	1,958

Total interest expense	8,909	8,672	8,163	8,752	9,619	25,744	31,191

Net interest income	30,153	27,985	24,899	24,102	23,676	83,037	68,208
Provision for loan losses	3,000	3,750	3,100	3,850	3,550	9,850	7,300
Net interest income after
provision for loan losses	27,153	24,235	21,799	20,252	20,126	73,187	60,908

Non-interest income
Service charges on deposit accounts	3,551	3,583	3,141	3,759	3,785	10,275	10,792
Other service charges and fees	1,816	1,899	1,638	1,527	1,705	5,353	5,330
Mortgage lending income	760	650	412	555	488	1,822	2,183
Mortgage servicing income	--	154	160	164	171	314	562
Insurance commissions	248	309	347	253	173	904	628
Income from title services	98	148	107	134	150	353	441
Increase in cash value of life insurance	330	348	428	435	495	1,106	1,546
Dividends from FHLB, FRB & bankers' bank	151	142	126	120	114	419	320
Gain on acquisitions	--	--	9,334	--	--	9,334	--
Gain on sale of SBA loans	--	18	--	51	--	18	--
Gain (loss) on sale of premises & equip, net	2	12	207	4	(21)	221	(33)
Gain (loss) on OREO, net	(1,063)	(404)	159	97	4	(1,308)	(141)
Gain (loss) on securities, net	(37)	--	--	4	--	(37)	(3)
FDIC indemnification accretion	1,895	663	73	--	--	2,631	--
Other income	556	698	513	448	500	1,767	1,483

Total non-interest income	8,307	8,220	16,645	7,551	7,564	33,172	23,108

Non-interest expense
Salaries and employee benefits	9,637	9,080	8,534	7,672	7,987	27,251	25,363
Occupancy and equipment	3,264	2,973	2,799	2,549	2,706	9,036	8,050
Data processing expense	848	954	862	834	790	2,664	2,380
Other operating expenses	7,545	5,983	6,360	5,260	5,556	19,888	20,775

Total non-interest expense	21,294	18,990	18,555	16,315	17,039	58,839	56,568

Income before income taxes	14,166	13,465	19,889	11,488	10,651	47,520	27,448
Income tax expense	4,606	4,508	7,008	3,607	3,412	16,122	8,523
Net income	9,560	8,957	12,881	7,881	7,239	31,398	18,925
Preferred stock dividends & accretion of discount on preferred stock	670	670	670	670	670	2,010	1,906
Net income available to common shareholders	$ 8,890	$ 8,287	$ 12,211	$ 7,211	$ 6,569	$ 29,388	$ 17,019
Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Year Ended
(Dollars and shares in thousands,	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
except per share data)	2010	2010	2010	2009	2009	2010	2009

PER SHARE DATA

Diluted earnings per common share	$0.31	$ 0.29	$ 0.43	$ 0.25	$ 0.29	$ 1.03	$ 0.76
Diluted cash earnings per common share	0.33	0.30	0.44	0.26	0.30	1.07	0.80
Basic earnings per common share	0.32	0.29	0.43	0.25	0.29	1.04	0.77
Dividends per share - common	0.0545	0.0545	0.0545	0.0545	0.0545	0.1635	0.1635
Book value per common share	15.79	15.44	15.11	14.71	14.49	15.79	14.49
Tangible book value per common share	13.40	13.35	12.99	12.66	12.36	13.40	12.36

STOCK INFORMATION

Average common shares outstanding	28,403	28,320	28,278	28,196	22,528	28,334	22,087
Average diluted shares outstanding	28,644	28,586	28,530	28,433	22,773	28,580	22,351
End of period common shares outstanding	28,434	28,344	28,288	28,259	27,424	28,434	27,424

ANNUALIZED PERFORMANCE RATIOS

Return on average assets	1.15%	1.17%	1.90%	1.17%	1.12%	1.38%	0.98%
Cash return on average assets	1.22%	1.25%	1.98%	1.24%	1.19%	1.46%	1.05%
Return on average common equity	7.81%	7.69%	11.84%	6.95%	8.46%	9.06%	7.69%
Cash return on average tangible common equity	9.55%	9.30%	14.07%	8.40%	10.89%	10.92%	10.04%
Efficiency ratio	52.14%	49.39%	42.44%	48.39%	51.38%	47.82%	58.62%
Core efficiency ratio	47.20%	47.59%	51.41%	49.30%	51.38%	48.58%	55.57%
Net interest margin - FTE	4.35%	4.30%	4.26%	4.14%	4.26%	4.30%	4.09%
Fully taxable equivalent adjustment	1,084	1,067	1,050	1,106	1,023	3,201	2,811

RECONCILIATION OF CASH EARNINGS (LOSS)
GAAP net income available to common shareholders	$ 8,890	$ 8,287	$ 12,211	$ 7,211	$ 6,569	$ 29,388	$ 17,019
Intangible amortization after-tax	410	354	291	281	282	1,055	844
Cash earnings	$ 9,300	$ 8,641	$ 12,502	$ 7,492	$ 6,851	$ 30,443	$ 17,863

GAAP diluted earnings per share	$ 0.31	$ 0.29	$ 0.43	$ 0.25	$ 0.29	$ 1.03	$ 0.76
Intangible amortization after-tax	0.02	0.01	0.01	0.01	0.01	0.04	0.04
Diluted cash earnings per share	$ 0.33	$ 0.30	$ 0.44	$ 0.26	$ 0.30	$ 1.07	$ 0.80

OTHER OPERATING EXPENSES

Advertising	$ 532	$ 453	$ 366	$ 591	$ 567	$ 1,351	$ 2,023
Merger and acquisition expenses	1,653	258	1,059	(129)	2	2,970	1,640
Amortization of intangibles	674	583	479	462	462	1,736	1,387
Amortization of mortgage servicing rights	--	218	218	218	218	436	583
Electronic banking expense	495	496	477	465	686	1,468	2,438
Directors' fees	176	181	145	226	239	502	760
Due from bank service charges	142	103	90	103	104	335	311
FDIC and state assessment	908	986	898	862	913	2,792	3,827
Insurance	309	296	300	274	278	905	846
Legal and accounting	426	356	388	38	74	1,170	877
Mortgage servicing expense	4	76	84	78	75	164	225
Other professional fees	385	368	313	300	278	1,066	787
Operating supplies	226	207	186	215	217	619	622
Postage	167	164	150	153	163	481	512
Telephone	240	152	138	145	164	530	523
Other expense	1,208	1,086	1,069	1,259	1,116	3,363	3,414

Total other operating expenses	$ 7,545	$ 5,983	$ 6,360	$ 5,260	$ 5,556	$ 19,888	$ 20,775
Home BancShares, Inc.
Selected Financial Information
(Unaudited)

(Dollars in thousands)	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009

LOANS NOT COVERED BY LOSS SHARE

Real estate
Commercial real estate loans
Non-farm/non-residential	$ 824,041	$ 823,465	$ 822,252	$ 808,983	$ 812,195
Construction/land development	366,302	365,779	363,738	368,723	353,645
Agricultural	27,019	26,989	30,943	33,699	36,675
Residential real estate loans
Residential 1-4 family	377,843	376,196	381,451	382,504	394,626
Multifamily residential	59,032	65,147	63,602	62,609	63,025
Total real estate	1,654,237	1,657,576	1,661,986	1,656,518	1,660,166
Consumer	35,729	33,566	33,206	39,084	40,288
Commercial and industrial	215,245	222,403	231,867	219,847	220,511
Agricultural	23,177	23,307	12,122	10,280	21,126
Other	26,875	28,637	20,485	24,556	28,948
Loans receivable not covered by loss share	1,955,263	1,965,489	1,959,666	1,950,285	1,971,039

ALLOWANCE FOR LOAN LOSSES

Balance, beginning of period	$ 43,614	$ 42,845	$ 42,968	$ 41,210	$ 41,804
Loans charged off	3,047	4,052	3,720	2,639	4,491
Recoveries of loans previously charged off	217	1,071	497	547	347
Net loans charged off	2,830	2,981	3,223	2,092	4,144
Provision for loan losses	3,000	3,750	3,100	3,850	3,550
Balance, end of period	$ 43,784	$ 43,614	$ 42,845	$ 42,968	$ 41,210

Net charge-offs to average non-covered loans	0.57%	0.61%	0.67%	0.42%	0.83%
Allowance for loan losses to total non-covered loans	2.24%	2.22%	2.19%	2.20%	2.09%

NON-PERFORMING ASSETS
NOT COVERED BY LOSS SHARE

Non-performing non-covered loans
Non-accrual non-covered loans	$ 41,412	$ 38,069	$ 33,907	$ 37,056	$ 32,585
Non-covered loans past due 90 days or more	162	53	3,915	2,889	2,089
Total non-performing non-covered loans	41,574	38,122	37,822	39,945	34,674
Other non-performing non-covered assets
Non-covered foreclosed assets held for sale, net	12,695	11,638	17,610	16,484	19,111
Other non-performing non-covered assets	87	307	394	371	128
Total other non-performing non-covered assets	12,782	11,945	18,004	16,855	19,239
Total non-performing non-covered assets	$ 54,356	$ 50,067	$ 55,826	$ 56,800	$ 53,913

Allowance for loan losses to non-performing non-covered loans	105.32%	114.41%	113.28%	107.57%	118.85%
Non-performing non-covered loans to total non-covered loans	2.13%	1.94%	1.93%	2.05%	1.76%
Non-performing non-covered assets to total non-covered assets	1.95%	1.83%	2.03%	2.12%	2.05%
Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	September 30, 2010			June 30, 2010
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 177,230	$ 92	0.21%	$ 155,563	$ 81	0.21%
Federal funds sold	4,674	3	0.25%	5,948	5	0.34%
Investment securities - taxable	212,083	1,802	3.37%	222,483	1,935	3.49%
Investment securities - non-taxable - FTE	145,355	2,414	6.59%	137,420	2,426	7.08%
Loans receivable - FTE	2,312,684	35,835	6.15%	2,188,297	33,277	6.10%
Total interest-earning assets	2,852,026	40,146	5.58%	2,709,711	37,724	5.58%
Non-earning assets	449,710			348,243
Total assets	$ 3,301,736			$ 3,057,954

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 892,232	$ 1,388	0.62%	$ 861,757	$ 1,305	0.61%
Time deposits	1,211,551	4,931	1.61%	1,004,269	4,567	1.82%
Total interest-bearing deposits	2,103,783	6,319	1.19%	1,866,026	5,872	1.26%
Federal funds purchased	--	--	0.00%	32	--	0.00%
Securities sold under agreement to repurchase	68,595	137	0.79%	60,803	118	0.78%
FHLB borrowed funds	211,792	1,854	3.47%	243,544	2,082	3.43%
Subordinated debentures	46,623	599	5.10%	47,453	600	5.07%
Total interest-bearing liabilities	2,430,793	8,909	1.45%	2,217,858	8,672	1.57%
Non-interest bearing liabilities
Non-interest bearing deposits	346,105			338,208
Other liabilities	23,688			20,070
Total liabilities	2,800,586			2,576,136
Shareholders' equity	501,150			481,818
Total liabilities and shareholders' equity	$ 3,301,736			$ 3,057,954
Net interest spread			4.13%			4.01%
Net interest income and margin - FTE		$ 31,237	4.35%		$ 29,052	4.30%
Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Nine Months Ended
	September 30, 2010			September 30, 2009
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

ASSETS
Earning assets
Interest-bearing balances due from banks	$ 153,071	$ 258	0.23%	$ 6,762	$ 27	0.53%
Federal funds sold	12,835	13	0.14%	9,095	12	0.18%
Investment securities - taxable	207,867	5,364	3.45%	202,333	6,673	4.41%
Investment securities - non-taxable - FTE	140,301	7,228	6.89%	127,333	6,553	6.88%
Loans receivable - FTE	2,167,223	99,119	6.11%	1,975,626	88,945	6.02%
Total interest-earning assets	2,681,297	111,982	5.58%	2,321,149	102,210	5.89%
Non-earning assets	358,047			265,375
Total assets	$ 3,039,344			$ 2,586,524

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$ 837,181	$ 3,777	0.60%	$ 668,227	$ 3,599	0.72%
Time deposits	1,027,432	13,709	1.78%	876,304	18,139	2.77%
Total interest-bearing deposits	1,864,613	17,486	1.25%	1,544,531	21,738	1.88%
Federal funds purchased	25	--	0.00%	3,910	6	0.21%
Securities sold under agreement to repurchase	61,428	349	0.76%	73,509	361	0.66%
FHLB borrowed funds	234,152	6,113	3.49%	282,356	7,128	3.38%
Subordinated debentures	47,181	1,796	5.09%	47,543	1,958	5.51%
Total interest-bearing liabilities	2,207,399	25,744	1.56%	1,951,849	31,191	2.14%
Non-interest bearing liabilities
Non-interest bearing deposits	330,238			280,317
Other liabilities	18,650			11,816
Total liabilities	2,556,287			2,243,982
Shareholders' equity	483,057			342,542
Total liabilities and shareholders' equity	$ 3,039,344			$ 2,586,524
Net interest spread			4.02%			3.75%
Net interest income and margin - FTE		$ 86,238	4.30%		$ 71,019	4.09%
CONTACT:  Home BancShares, Inc.
          Brian S. Davis, Chief Accounting Officer &
           Investor Relations Officer
          (501) 328-4770